EXHIBIT 32.2

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Transderm Laboratories Corporation (the "Company") on Form 10-KSB for the periods ended December 31, 2003 and December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, acting in the capacity of the Company's Chief Financial Officer, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

           SIGNATURE                 TITLE                   DATE
---------------------------    -------------------    -------------------

  /s/ Ronald Burghauser           Chief Financial       January 5, 2007
  ------------------------        Officer
  Ronald Burghauser